Exhibit 10.4

AMENDMENT NO. 1 TO WARRANTS

This Amendment No. 1 to Common Stock Purchase Warrant (this “Amendment”) dated this 20th day of September, 2022, by and among ShiftPixy, Inc., a Wyoming corporation (the “Company”) and Armistice Capital Master Fund Ltd. (the “Holder”).

WHEREAS, the Holder is the holder of outstanding warrants to purchase up to 25,233 shares of common stock of the Company, with an Issue Date of September 3, 2021 (the “September 2021 Warrants”), the underlying shares of which are registered for resale on a registration statement on Form S-3 (File No. 333-259619) (the “September 2021 Warrants Registration Statement”) and warrants to purchase up to 98,969 shares of common stock of the Company, with an issue date of January 28, 2022, the underlying shares of which are registered for resale on a registration statement on Form S-3 (File No. 333-266401) (the “January 2022 Warrants Registration Statement”) (the “January 2022 Warrants,” and together with the September 2021 Warrants, the “Warrants”);

WHEREAS, the Company and the Holder desire to amend the Warrants as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.             Effective upon the closing of the securities purchase agreement, dated September 20, 2022, between the Company and the Holder, the Exercise Price of the Warrants is hereby amended to be $0.01 per share, subject to further adjustment as set forth in the Warrants.

2.             The Company agrees that it will not withdraw the September 2021 Warrants Registration Statement at any time while any September 2021 Warrants are outstanding, and it will not withdraw the January 2022 Warrants Registration Statement at any time while any January 2022 Warrants are outstanding.

3.             Except as modified herein, the terms of the Warrants shall remain in full force and effect.

4.             This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHIFTPIXY, INC.

By:	/s/ Scott W. Absher
Name:	Scott W. Absher
Title:	CEO

ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Amristice Capital, LLC, the Investment Manager